[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) RESEARCH FUND

                     ANNUAL REPORT o SEPTEMBER 30, 2002

                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 17
Notes to Financial Statements ............................................. 25
Independent Auditors' Report .............................................. 33
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
-------------------------------------------------------------------------------

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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
It is over a year since the attacks of September 11 dealt a sharp blow to the American people and to an already-weak U.S. economy. When the markets seemed to be recovering as a new year began, a series of corporate scandals hammered at the economy and at investor confidence. As I write this in early fall, investors are concerned about a potential war with Iraq and about labor issues on West Coast docks, which handle nearly half of all U.S. import/export shipping. In the midst of all this, the American consumer has managed almost single-handedly to keep the U.S. economy from falling back into recession.

A RELAY RACE
In mid-October, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. At this point, we see little visibility, or ability to predict the near-term direction of consumer spending or corporate spending and profits. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages have been rising over the past year, according to the U.S. Labor Department. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward next year.

Pessimists, however, would counter that visibility of corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. The fact is that the near-term direction of the market or the economy is uncertain. But history has shown that both are cyclical -- downturns have always been followed by upturns.

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    October 15, 2002

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of David A. Antonelli]
    David A. Antonelli

For the 12 months ended September 30, 2002, Class A shares of the fund provided a total return of -20.32%, Class 529 A shares -20.38%, Class B shares -20.88%, Class 529 B shares -20.50%, Class C shares -20.82%, Class 529 C shares -20.49%, and Class I shares -20.07%. These returns assume the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges and compare over the same period with returns of -20.47% for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is a commonly used measure of the broad stock market. During the same period, the average large-cap core growth fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -20.42%.

Q. HOW WOULD YOU DESCRIBE THE MARKET OVER THE PAST YEAR?

A. The aftermath of September 11 negatively influenced markets last fall. Deteriorating economic conditions, corporate accounting scandals, and the possibility of war with Iraq contributed to the market's continued decline in 2002. Announcements of lower-than-expected earnings were punished severely and affected not only the stock of the reporting company, but often its entire industry.

Q. WHAT WERE THE BIGGEST CONTRIBUTORS TO THE FUND'S PERFORMANCE?

A. We avoided utilities and, relative to the S&P 500, were underweighted in technology and telecommunications. Utilities, one of the poorest performing sectors for the year, were weak as a result of production overcapacity and intense competition. Technology stocks suffered primarily from a lack of corporate spending. Telecommunications companies performed poorly in the face of fierce competition for customers.

   Relative to our benchmark, our overweighted position in financials -- especially property and casualty companies -- helped performance. As a group, many firms in the sector were up modestly at a time when the rest of the market was down. For the past 12 months, property and casualty insurers were able to increase premiums. Bank of America, with its strong consumer base and limited exposure to Latin American debt, was a standout for the fund because of its consumer mortgage and credit card businesses.

   More recent contributors to performance were strong stock selection among the industrial goods sector. Defense company Lockheed Martin performed well amid rising concerns about war with Iraq.

Q. WHAT WERE SOME OF THE DETRACTORS FROM PERFORMANCE?

A. Although financials did well for us as a group, there were a few individual firms that did not perform well at all. FleetBoston was hurt by its investment business and its South American loan portfolio. Capital One, a credit card company, was forced by regulators to increase its bad loan reserves because the company had aggressively pursued consumers with weak credit histories.

   Other stocks that performed particularly poorly for the portfolio were Tyco International, Bristol-Myers Squibb, and Amdocs Ltd. Mismanagement and accounting scandal rocked Tyco. Bristol-Myers' stock declined as many of its drugs came off patent protection. Amdocs Ltd., a customer relations firm that runs telephone call centers, is closely tied to the telecommunications industry. WorldCom and Qwest were two of its biggest clients; both accounts were cut back when accounting scandals hit those firms.

Q. WHERE DID YOU FIND OPPORTUNITIES?

A. We think that many of the strong performing bank stocks were fully priced, and we would expect to start switching some of those assets to other holdings. After a year of falling prices, pharmaceutical stocks were attractively valued in our opinion. We believe Eli Lilly and Abbott Labs both have a potentially strong lineup of drugs in the approval pipeline and both face limited competition from generic drugs.

   Several areas of the market were interesting to us because there were so many stocks whose prices were well below what we think they're worth. Larger, well- known names in established markets were of particular interest to us. For example, BellSouth has been in the process of paying off debt, which we believe will positively affect its earnings.

Q. WHAT IS YOUR OUTLOOK FOR THE FUND?

A. At the end of the period, we saw far fewer mid-sized companies that were attractively priced, in our opinion. They've done well for us, but we believe it may be time to move into other market segments. In our view, many large, well-run companies were unfairly punished by market declines in 2002. We'll be looking closely at companies where we see relatively stable earnings and a broad business mix. We think that business mix is important; if one division of a company falters, other more successful business units may be able to make up the lost earnings.

  /s/ David A. Antonelli

      David A. Antonelli
      Director of Global Equity Research

Note to Shareholders: Effective February 28, 2002, David A. Antonelli, Director of International Equity Research since 1999, began to oversee our U.S. and non-U.S. equity research analysts in the role of Director of Global Equity Research.

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE

THE PORTFOLIO IS MANAGED BY A TEAM OF EQUITY RESEARCH ANALYSTS. OUR ANALYSTS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM- UP PROCESS OF SELECTING SECURITIES. DAVID A. ANTONELLI, DIRECTOR OF GLOBAL EQUITY RESEARCH, MONITORS OVERALL PROCEDURES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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FUND FACTS
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OBJECTIVE:              SEEKS LONG-TERM GROWTH OF CAPITAL AND FUTURE INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 13, 1971

CLASS INCEPTION:        CLASS A     OCTOBER 13, 1971
                        CLASS 529A  JULY 31, 2002
                        CLASS B     SEPTEMBER 7, 1993
                        CLASS 529B  JULY 31, 2002
                        CLASS C     JANUARY 3, 1994
                        CLASS 529C  JULY 31, 2002
                        CLASS I     JANUARY 2, 1997

SIZE:                   $2.98 BILLION NET ASSETS AS OF SEPTEMBER 30, 2002
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

The following information illustrates the historical performance of the fund's original share class in comparison to its benchmark. Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. (See Notes to Performance Summary.) It is not possible to invest directly in an index.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

(For the 10-year period ended September 30, 2002)

                          MFS Research Fund      Standard & Poor's
                              - Class A           500 Stock Index
            -----------------------------------------------------
            9/92               $ 9,425               $10,000
            9/94                13,023                11,712
            9/96                20,515                18,279
            9/98                26,173                27,994
            9/00                43,018                40,525
            9/02                20,965                23,654


TOTAL RATES OF RETURN THROUGH SEPTEMBER 30, 2002

CLASS A
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.32%      -35.45%      -20.61%        +122.44%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.32%      -13.58%      - 4.51%        +  8.32%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -24.90%      -15.27%      - 5.64%        +  7.68%
--------------------------------------------------------------------------------------------------------

CLASS 529A
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.38%      -35.50%      -20.67%        +122.27%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.38%      -13.60%      - 4.53%        +  8.31%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -24.96%      -15.29%      - 5.65%        +  7.68%
--------------------------------------------------------------------------------------------------------

CLASS B
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.88%      -36.72%      -23.17%        +109.07%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.88%      -14.15%      - 5.13%        +  7.65%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -24.04%      -14.85%      - 5.42%        +  7.65%
--------------------------------------------------------------------------------------------------------

CLASS 529B
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.50%      -35.59%      -20.79%        +121.95%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.50%      -13.64%      - 4.55%        +  8.30%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -23.51%      -14.31%      - 4.82%        +  8.30%
--------------------------------------------------------------------------------------------------------

CLASS C
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.82%      -36.71%      -23.11%        +109.77%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.82%      -14.14%      - 5.12%        +  7.69%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -21.61%      -14.14%      - 5.12%        +  7.69%
--------------------------------------------------------------------------------------------------------

CLASS 529C
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge         -20.49%      -35.59%      -20.78%        +121.96%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge     -20.49%      -13.64%      - 4.55%        +  8.30%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge     -21.25%      -13.64%      - 4.55%        +  8.30%
--------------------------------------------------------------------------------------------------------

CLASS I
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Cumulative Total Return (No Sales Charge)              -20.07%      -34.79%      -19.21%        +126.97%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return (No Sales Charge)          -20.07%      -13.28%      - 4.18%        +  8.54%
--------------------------------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                                        1 Year      3 Years      5 Years        10 Years
--------------------------------------------------------------------------------------------------------
Average large-cap growth fund+                         -20.42%      -12.79%      - 2.88%        +  7.66%
--------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Stock Index#                     -20.47%      -12.88%      - 1.62%        +  8.99%
--------------------------------------------------------------------------------------------------------
(+) Average annual rates of return. Exception: if the period is greater than six months but less than a year, it is not an average annual rate of return.
  + Source: Lipper Inc.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Class A and 529A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B and 529B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C and 529C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C and 529C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. CLASS 529A, 529B, AND 529C SHARES ARE ONLY OFFERED IN CONJUNCTION WITH QUALIFIED TUITION PROGRAMS.

Performance for share classes initially offered after the fund's original share class (Class A) includes the performance of the fund's Class A shares for periods prior to the offering of these share classes. This blended class performance has been adjusted to take into account differences in the sales load applicable to these share classes, but has not been adjusted to take into account differences in class specific operating expenses. Because B, C, 529A, 529B, and 529C have higher expenses than those of A, performance shown for these share classes is higher than it would have been had they been offered for the entire period. Because I shares have lower expenses than those of A, performance shown for I is lower than it would have been had this share class been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

There may be additional fees with 529 savings plans. Please see a Participant Agreement for further information.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign and/or emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF SEPTEMBER 30, 2002

FIVE LARGEST STOCK SECTORS

              FINANCIAL SERVICES                           26.3%
              HEALTH CARE                                  16.9%
              CONSUMER STAPLES                             10.0%
              RETAILING                                     9.2%
              ENERGY                                        6.9%

TOP 10 STOCK HOLDINGS

PFIZER, INC.  4.0%                 EXXONMOBIL CORP.  2.9%
Pharmaceutical products company    Diversified oil, gas, and petrochemical firm

WAL-MART STORES, INC.  3.8%        CITIGROUP, INC.  2.6%
General merchandise retailer       Diversified financial services company

BANK OF AMERICA CORP.  3.4%
Bank and financial holding         ELI LILLY & CO.  2.2%
company                            Pharmaceutical company

JOHNSON & JOHNSON CO.  3.3%        PROCTER & GAMBLE CO.  2.1%
Manufacturer of pharmaceuticals    Consumer products manufacturer
and consumer healthcare products
                                   PHILIP MORRIS COS., INC.  1.9%
VIACOM, INC.  3.2%                 Tobacco, food, and beverage conglomerate
Diversified media and
entertainment company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS -- September 30, 2002

Stocks - 99.3%
------------------------------------------------------------------------------
ISSUER                                                  SHARES           VALUE
------------------------------------------------------------------------------
U.S. Stocks - 91.9%
  Aerospace - 1.5%
    Honeywell International, Inc.                      277,700  $    6,014,982
    Lockheed Martin Corp.                              586,400      37,922,488
                                                                --------------
                                                                $   43,937,470
------------------------------------------------------------------------------
  Apparel & Textiles - 0.7%
    Nike, Inc., "B"                                    484,100  $   20,903,438
------------------------------------------------------------------------------
  Automotive - 1.5%
    Harley-Davidson, Inc.                              933,900  $   43,379,655
------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.6%
    Bank of America Corp.                            1,562,900  $   99,713,020
    Comerica, Inc.                                     485,860      23,428,169
    FleetBoston Financial Corp.                      1,692,600      34,410,558
    SouthTrust Corp.                                   786,800      19,079,900
    SunTrust Banks, Inc.                               647,400      39,802,152
    Wachovia Corp.                                     287,800       9,408,182
                                                                --------------
                                                                $  225,841,981
------------------------------------------------------------------------------
  Biotechnology - 1.7%
    Abbott Laboratories, Inc.                        1,227,900  $   49,607,160
------------------------------------------------------------------------------
  Business Services - 1.0%
    Automatic Data Processing, Inc.                    734,700  $   25,545,519
    Sabre Group Holding, Inc., "A"*                    212,600       4,113,810
                                                                --------------
                                                                $   29,659,329
------------------------------------------------------------------------------
  Cellular Phones - 0.4%
    Motorola, Inc.                                   1,288,700  $   13,118,966
------------------------------------------------------------------------------
  Chemicals - 0.2%
    Air Products & Chemicals, Inc.                     160,300  $    6,734,203
------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.1%
    Dell Computer Corp.*                             1,343,100  $   31,576,281
------------------------------------------------------------------------------
  Computer Software - 0.8%
    Oracle Corp.*                                    3,196,820  $   25,127,005
------------------------------------------------------------------------------
  Computer Software - Services - 0.4%
    SunGard Data Systems, Inc.*                        636,600  $   12,381,870
------------------------------------------------------------------------------
  Computer Software - Systems - 0.6%
    Citrix Systems, Inc.*                            1,215,000  $    7,326,450
    Peoplesoft, Inc.*                                  942,500      11,658,725
                                                                --------------
                                                                $   18,985,175
------------------------------------------------------------------------------
  Conglomerates - 1.7%
    General Electric Co.                             2,052,100  $   50,584,265
------------------------------------------------------------------------------
  Consumer Goods & Services - 5.2%
    Avon Products, Inc.                                240,600  $   11,091,660
    Gillette Co.                                       324,200       9,596,320
    Kimberly-Clark Corp.                               253,700      14,369,568
    Philip Morris Cos., Inc.                         1,476,300      57,280,440
    Procter & Gamble Co.                               701,600      62,709,008
                                                                --------------
                                                                $  155,046,996
------------------------------------------------------------------------------
  Containers - 0.6%
    Smurfit-Stone Container Corp.*                   1,372,400  $   17,251,068
------------------------------------------------------------------------------
  Electronics - 1.3%
    Analog Devices, Inc.*                            1,125,098  $   22,164,431
    Linear Technology Corp.                            459,500       9,520,840
    Novellus Systems, Inc.*                            328,000       6,825,680
                                                                --------------
                                                                $   38,510,951
------------------------------------------------------------------------------
  Energy - 0.3%
    Equitable Resources, Inc.                          258,900  $    8,944,995
------------------------------------------------------------------------------
  Entertainment - 4.0%
    AOL Time Warner, Inc.*                           2,109,100  $   24,676,470
    Viacom, Inc., "B"*                               2,361,286      95,750,147
                                                                --------------
                                                                $  120,426,617
------------------------------------------------------------------------------
  Financial Institutions - 8.1%
    Charter One Financial, Inc.                        480,480  $   14,279,866
    Citigroup, Inc.                                  2,594,886      76,938,370
    Fannie Mae                                         601,500      35,813,310
    Freddie Mac                                        730,800      40,851,720
    Goldman Sachs Group, Inc.                          599,900      39,611,397
    Merrill Lynch & Co., Inc.                          749,300      24,689,435
    Morgan Stanley Dean Witter & Co.                   304,000      10,299,520
                                                                --------------
                                                                $  242,483,618
------------------------------------------------------------------------------
  Financial Services - 1.2%
    Mellon Financial Corp.                           1,419,400  $   36,805,042
------------------------------------------------------------------------------
  Food & Beverage Products - 3.8%
    Anheuser-Busch Cos., Inc.                          714,900  $   36,173,940
    Kellogg Co.                                        656,600      21,831,950
    PepsiCo, Inc.                                    1,510,300      55,805,585
                                                                --------------
                                                                $  113,811,475
------------------------------------------------------------------------------
  Forest & Paper Products - 1.1%
    Bowater, Inc.                                      190,500  $    6,724,650
    International Paper Co.                            737,800      24,635,142
                                                                --------------
                                                                $   31,359,792
------------------------------------------------------------------------------
  Industrial Gases - 0.4%
    Praxair, Inc.                                      259,800  $   13,278,378
------------------------------------------------------------------------------
  Insurance - 6.5%
    AFLAC, Inc.                                        722,510  $   22,173,832
    Allstate Corp.                                     643,700      22,883,535
    American International Group, Inc.                 135,175       7,394,072
    Chubb Corp.                                        515,900      28,286,797
    Hartford Financial Services Group, Inc.            508,410      20,844,810
    MetLife, Inc.                                    1,798,460      40,932,950
    The St. Paul Cos., Inc.                          1,007,200      28,926,784
    Travelers Property Casualty Corp., "A"*            875,942      11,562,434
    Travelers Property Casualty Corp., "B"*            858,136      11,610,580
                                                                --------------
                                                                $  194,615,794
------------------------------------------------------------------------------
  Machinery - 1.9%
    Danaher Corp.                                      808,500  $   45,963,225
    Deere & Co.                                        200,800       9,126,360
                                                                --------------
                                                                $   55,089,585
------------------------------------------------------------------------------
  Manufacturing - 0.3%
    ITT Industries, Inc.                               154,100  $    9,605,053
------------------------------------------------------------------------------
  Medical & Health Products - 12.1%
    Applera Corp. - Applied Biosystems Group           957,400  $   17,520,420
    Baxter International, Inc.                       1,271,800      38,853,490
    Eli Lilly & Co.                                  1,162,200      64,316,148
    Forest Laboratories, Inc.*                         301,800      24,750,618
    Johnson & Johnson Co.                            1,819,900      98,420,192
    Pfizer, Inc.                                     4,038,825     117,206,701
                                                                --------------
                                                                $  361,067,569
------------------------------------------------------------------------------
  Medical & Health Technology Services - 3.0%
    Genzyme Corp.*                                   1,759,400  $   36,261,234
    HEALTHSOUTH Corp.*                               2,400,400       9,961,660
    Laboratory Corporation of America Holdings*        586,500      19,811,970
    Lincare Holdings, Inc.*                            269,400       8,362,176
    Tenet Healthcare Corp.*                            295,350      14,619,825
                                                                --------------
                                                                $   89,016,865
------------------------------------------------------------------------------
  Metals & Minerals - 1.0%
    Alcoa, Inc.                                      1,562,000  $   30,146,600
------------------------------------------------------------------------------
  Oil Services - 1.0%
    Baker Hughes, Inc.                                 332,100  $    9,640,863
    GlobalSantaFe Corp.                                468,068      10,461,320
    Schlumberger Ltd.                                  218,500       8,403,510
                                                                --------------
                                                                $   28,505,693
------------------------------------------------------------------------------
  Oils - 3.4%
    Devon Energy Corp.                                 339,000  $   16,356,750
    ExxonMobil Corp.                                 2,647,638      84,459,652
                                                                --------------
                                                                  $100,816,402
------------------------------------------------------------------------------
  Pharmaceuticals
    Wyeth                                               42,800  $    1,361,040
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.4%
    Starwood Hotels & Resorts Co.                      536,600  $   11,966,180
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.5%
    CEC Entertainment, Inc.*                           114,800  $    3,915,828
    Yum! Brands, Inc.*                                409,500      11,347,245
                                                                --------------
                                                                $   15,263,073
------------------------------------------------------------------------------
  Retail - 8.4%
    Home Depot, Inc.                                 1,889,200  $   49,308,120
    Sears, Roebuck & Co.                               919,700      35,868,300
    Target Corp.                                     1,374,900      40,587,048
    Wal-Mart Stores, Inc.                            2,284,200     112,474,008
    Walgreen Co.                                       432,000      13,288,320
                                                                --------------
                                                                $  251,525,796
------------------------------------------------------------------------------
  Special Products & Services - 2.9%
    3M Co.                                             349,200  $   38,401,524
    Illinois Tool Works, Inc.                          535,500      31,235,715
    SPX Corp.*                                         155,900      15,730,310
                                                                --------------
                                                                $   85,367,549
------------------------------------------------------------------------------
  Telecommunications - 3.2%
    AT&T Corp.(S)(S)*                                3,128,600  $   17,050,870
    AT&T Corp.                                       1,815,700      21,806,557
    BellSouth Corp.                                  1,540,100      28,276,236
    EchoStar Communications Corp.*                   1,571,300      27,183,490
                                                                --------------
                                                                $   94,317,153
------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.8%
    Cisco Systems, Inc.*                             4,553,700  $   47,722,776
    Emulex Corp.*                                      519,900       5,854,074
                                                                --------------
                                                                $   53,576,850
------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    PPL Corp.                                          261,420  $    8,506,607
------------------------------------------------------------------------------
Total U.S. Stocks                                               $2,740,503,539
------------------------------------------------------------------------------
Foreign Stocks - 7.4%
  Bermuda - 2.4%
    Accenture Ltd. (Business Services)*                826,400  $   11,800,992
    Ace Ltd. (Insurance)                             1,415,100      41,901,111
    XL Capital Ltd. (Insurance)                        244,700      17,985,450
                                                                --------------
                                                                $   71,687,553
------------------------------------------------------------------------------
  Canada - 1.2%
    Encana Corp. (Utilities - Gas)                   1,177,400  $   35,638,290
------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd.
      (Computer Software - Services)*                  527,400  $    7,246,476
------------------------------------------------------------------------------
  Netherlands - 0.5%
    Unilever N.V. (Consumer Goods and Services)        233,200  $   13,798,258
------------------------------------------------------------------------------
  Switzerland - 0.7%
    Syngenta AG (Chemicals)                            369,275  $   20,119,069
------------------------------------------------------------------------------
  United Kingdom - 2.4%
    BP Amoco PLC (Oils)*                             5,714,100  $   38,120,071
    Diageo PLC (Food & Beverage Products)*           1,171,770      14,512,302
    Willis Group Holdings Ltd. (Insurance)*            589,400      19,739,006
                                                                --------------
                                                                $   72,371,379
------------------------------------------------------------------------------
Total Foreign Stocks                                            $  220,861,025
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $3,475,193,087)                  $2,961,364,564
------------------------------------------------------------------------------
Short-Term Obligations - 0.9%
------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
------------------------------------------------------------------------------
    General Electric Capital Corp., due 10/01/02,
      at Amortized Cost                                $26,785  $   26,785,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $3,501,978,087)             $2,988,149,564
Other Assets, Less Liabilities - (0.2)%                             (6,002,775)
------------------------------------------------------------------------------
Net Assets - 100.0%                                             $2,982,146,789
------------------------------------------------------------------------------
     * Non-income producing security.
(S)(S) When-issued security. At September 30, 2002, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
SEPTEMBER 30, 2002
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $3,501,978,087)        $2,988,149,564
  Investments of cash collateral for securities loaned,
    at identified cost and value                                     54,985,833
  Cash                                                                      874
  Receivable for fund shares sold                                    37,614,189
  Receivable for investments sold                                    21,572,525
  Dividends and interest receivable                                   5,413,617
  Other assets                                                           66,587
                                                                 --------------
      Total assets                                               $3,107,803,189
                                                                 --------------
Liabilities:
  Payable for fund shares reacquired                                $23,887,863
  Payable for investments purchased                                  45,629,742
  Collateral for securities loaned, at value                         54,985,833
  Payable to affiliates -
    Management fee                                                      106,729
    Shareholder servicing agent fee                                      26,985
    Distribution and service fee                                        163,896
  Accrued expenses and other liabilities                                855,352
                                                                 --------------
      Total liabilities                                          $  125,656,400
                                                                 --------------
Net assets                                                       $2,982,146,789
                                                                 ==============
Net assets consist of:
  Paid-in capital                                                $4,913,194,567
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                   (513,790,433)
  Accumulated net realized loss on investments and foreign
    currency transactions                                        (1,417,032,069)
  Accumulated net investment loss                                      (225,276)
                                                                 --------------
      Total                                                      $2,982,146,789
                                                                 ==============
Shares of beneficial interest outstanding                          229,894,954
                                                                   ===========
Class A shares:
  Net asset value per share
    (net assets of $1,492,298,813 / 111,959,637 shares of
    beneficial interest outstanding)                                 $13.33
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $14.14
                                                                     ======
Class 529A shares:
  Net asset value per share
    (net assets of $4,778 / 358.621 shares of beneficial
    interest outstanding)                                            $13.32
                                                                     ======
  Offering price per share (100 / 94.25 of net asset
    value per share)                                                 $14.13
                                                                     ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $1,172,863,527 / 92,931,258 shares of
    beneficial interest outstanding)                                 $12.62
                                                                     ======
Class 529B shares:
  Net asset value and offering price per share
    (net assets of $79,371 / 6,294.588 shares of
    beneficial interest outstanding)                                 $12.61
                                                                     ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $297,647,360 / 23,575,659 shares of
    beneficial interest outstanding)                                 $12.63
                                                                     ======
Class 529C shares:
  Net asset value and offering price per share
    (net assets of $8,466 / 670.633 shares of beneficial
    interest outstanding)                                            $12.62
                                                                     ======
Class I shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $19,244,474 / 1,421,076 shares
    of beneficial interest outstanding)                              $13.54
                                                                     ======

On sales of $50,000 or more, the offering price of Class A and Class 529A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares.

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30, 2002
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                    $  50,772,683
    Interest                                                         3,753,081
    Foreign taxes withheld                                            (430,912)
                                                                 -------------
      Total investment income                                    $  54,094,852
                                                                 -------------
  Expenses -
    Management fee                                               $  18,790,482
    Trustees' compensation                                             108,578
    Shareholder servicing agent fee                                  4,369,880
    Distribution and service fee (Class A)                           7,443,253
    Distribution and service fee (Class B)                          17,644,120
    Distribution and service fee (Class C)                           4,658,798
    Distribution and service fee (Class 529A)                                3
    Distribution and service fee (Class 529B)                              108
    Distribution and service fee (Class 529C)                                9
    Program manager fee (Class 529A)                                         2
    Program manager fee (Class 529B)                                        27
    Program manager fee (Class 529C)                                         2
    Administrative fee                                                 362,554
    Investor communication                                           2,200,746
    Custodian fee                                                    1,371,585
    Printing                                                           273,132
    Postage                                                            586,512
    Auditing fees                                                       33,322
    Legal fees                                                           4,648
    Transfer agent                                                   1,453,594
    Miscellaneous                                                    2,492,142
                                                                 -------------
      Total expenses                                             $  61,793,497
    Fees paid indirectly                                            (1,545,634)
                                                                 -------------
      Net expenses                                               $  60,247,863
                                                                 -------------
        Net investment loss                                      $  (6,153,011)
                                                                 -------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $(763,921,147)
    Foreign currency transactions                                    3,194,769
                                                                 -------------
        Net realized loss on investments and foreign
         currency transactions                                   $(760,726,378)
                                                                 -------------
  Change in unrealized depreciation -
    Investments                                                  $  (8,583,437)
    Translation of assets and liabilities in foreign
      currencies                                                      (171,490)
                                                                 -------------
        Net unrealized loss on investments and foreign
          currency translation                                   $  (8,754,927)
                                                                 -------------
          Net realized and unrealized loss on investments
            and foreign currency                                 $(769,481,305)
                                                                 -------------
            Decrease in net assets from operations               $(775,634,316)
                                                                 =============

See notes to financial statements.


Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                                   2002               2001
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $    (6,153,011)   $   (23,213,407)
  Net realized loss on investments and foreign currency
    transactions                                                  (760,726,378)      (619,014,499)
  Net unrealized loss on investments and foreign currency
    translation                                                     (8,754,927)    (2,499,852,452)
                                                               ---------------    ---------------
    Decrease in net assets from operations                     $  (775,634,316)   $(3,142,080,358)
                                                               ---------------    ---------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Class A)                                     $          --      $  (417,552,304)
  From net realized gain on investments and foreign currency
    transactions (Class B)                                                --         (371,111,144)
  From net realized gain on investments and foreign currency
    transactions (Class C)                                                --          (99,020,011)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                --           (2,335,693)
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                       --          (11,984,617)
  In excess of net realized gain on investments and foreign
    currency transactions (Class B)                                       --          (10,651,660)
  In excess of net realized gain on investments and foreign
    currency transactions (Class C)                                       --           (2,842,080)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                       --              (67,039)
                                                               ---------------    ---------------
    Total distributions declared to shareholders                          --         (915,564,548)
                                                               ---------------    ---------------
Net increase (decrease) in net assets from fund share
  transactions                                                 $  (877,389,732)   $   511,222,778
                                                               ---------------    ---------------
      Total decrease in net assets                             $(1,653,024,048)   $(3,546,422,128)
Net assets:
  At beginning of period                                         4,635,170,837      8,181,592,965
                                                               ---------------    ---------------
  At end of period (including accumulated net investment
    loss of $225,276 and $424,710, respectively)               $ 2,982,146,789    $ 4,635,170,837
                                                               ===============    ===============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                              2002             2001             2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $16.73          $ 31.40           $25.58           $21.45           $22.69
                                                    ------          -------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment income (loss)                      $ 0.03          $ (0.00)*         $(0.05)          $(0.02)          $ 0.05
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (3.43)          (11.15)            8.01             5.10            (0.30)
                                                    ------          -------           ------           ------           ------
      Total from investment operations              $(3.40)         $(11.15)          $ 7.96           $ 5.08           $(0.25)
                                                    ------          -------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                     --              (3.42)           (2.14)           (0.95)           (0.99)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --              (0.10)            --               --               --
                                                    ------          -------           ------           ------           ------
      Total distributions declared to
        shareholders                                $ --            $ (3.52)          $(2.14)          $(0.95)          $(0.99)
                                                    ------          -------           ------           ------           ------
Net asset value - end of period                     $13.33          $ 16.73           $31.40           $25.58           $21.45
                                                    ======          =======           ======           ======           ======
Total return(+)                                     (20.32)%         (38.83)%          32.45%           24.09%           (0.89)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          1.08%            0.99%            0.96%            0.98%            0.91%
  Net investment income (loss)                        0.20%           (0.01)%          (0.16)%          (0.06)%           0.23%
Portfolio turnover                                      99%              91%              95%              93%              81%
Net assets at end of period (000 Omitted)       $1,492,299       $2,213,955       $3,795,327       $3,061,563       $2,611,866

  * Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                              2002             2001             2000             1999             1998
------------------------------------------------------------------------------------------------------------------------------
                                                  CLASS  B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $15.95          $ 30.09           $24.74           $20.90           $22.16
                                                    ------          -------           ------           ------           ------
Income (loss) from investment operations# -
  Net investment loss                               $(0.08)         $ (0.15)          $(0.23)          $(0.18)          $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (3.25)          (10.65)            7.72             4.97            (0.28)
                                                    ------          -------           ------           ------           ------
      Total from investment operations              $(3.33)         $(10.80)          $ 7.49           $ 4.79           $(0.38)
                                                    ------          -------           ------           ------           ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                   $ --            $ (3.25)          $(2.14)          $(0.95)          $(0.88)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --              (0.09)            --               --               --
                                                    ------          -------           ------           ------           ------
      Total distributions declared to
        shareholders                                $ --            $ (3.34)          $(2.14)          $(0.95)          $(0.88)
                                                    ------          -------           ------           ------           ------
Net asset value - end of period                     $12.62          $ 15.95           $30.09           $24.74           $20.90
                                                    ======          =======           ======           ======           ======
Total return                                        (20.88)%         (39.23)%          31.60%           23.31%           (1.54)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                          1.73%            1.64%            1.61%            1.63%            1.56%
  Net investment loss                                (0.45)%          (0.66)%          (0.81)%          (0.71)%          (0.42)%
Portfolio turnover                                      99%              91%              95%              93%              81%
Net assets at end of period (000 Omitted)       $1,172,864       $1,896,352       $3,455,142       $2,753,935       $2,237,570

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.


Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                2002             2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                    CLASS  C
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $15.95          $ 30.11          $24.75          $20.92          $22.17
                                                      ------          -------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment loss                                 $(0.08)         $ (0.15)         $(0.23)         $(0.18)         $(0.10)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (3.24)          (10.66)           7.73            4.96           (0.27)
                                                      ------          -------          ------          ------          ------
      Total from investment operations                $(3.32)         $(10.81)         $ 7.50          $ 4.78          $(0.37)
                                                      ------          -------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                       --              (3.26)          (2.14)          (0.95)          (0.88)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              (0.09)           --              --              --
                                                      ------          -------          ------          ------          ------
      Total distributions declared to
        shareholders                                  $ --            $ (3.35)         $(2.14)         $(0.95)         $(0.88)
                                                      ------          -------          ------          ------          ------
Net asset value - end of period                       $12.63          $ 15.95          $30.11          $24.75          $20.92
                                                      ======          =======          ======          ======          ======
Total return                                          (20.82)%         (39.25)%         31.58%          23.35%          (1.51)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                            1.73%            1.64%           1.61%           1.63%           1.56%
  Net investment loss                                  (0.45)%          (0.66)%         (0.81)%         (0.71)%         (0.42)%
Portfolio turnover                                        99%              91%             95%             93%             81%
Net assets at end of period (000 Omitted)           $297,647         $513,120        $910,205        $699,816        $563,505

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
YEAR ENDED SEPTEMBER 30,                                2002             2001            2000            1999            1998
-----------------------------------------------------------------------------------------------------------------------------
                                                     CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                 $16.94          $ 31.76          $25.77          $21.52          $22.75
                                                      ------          -------          ------          ------          ------
Income (loss) from investment operations# -
  Net investment income                               $ 0.10          $  0.08          $ 0.06          $ 0.07          $ 0.13
  Net realized and unrealized gain (loss) on
    investments and foreign currency                   (3.50)          (11.28)           8.07            5.13           (0.31)
                                                      ------          -------          ------          ------          ------
      Total from investment operations                $(3.40)         $(11.20)         $ 8.13          $ 5.20          $(0.18)
                                                      ------          -------          ------          ------          ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                     $ --            $ (3.52)         $(2.14)         $(0.95)         $(1.05)
  In excess of net realized gain on investments
    and foreign currency transactions                   --              (0.10)           --              --              --
                                                      ------          -------          ------          ------          ------
      Total distributions declared to
        shareholders                                  $ --            $ (3.62)         $(2.14)         $(0.95)         $(1.05)
                                                      ------          -------          ------          ------          ------
Net asset value - end of period                       $13.54          $ 16.94          $31.76          $25.77          $21.52
                                                      ======          =======          ======          ======          ======
Total return                                          (20.07)%         (38.61)%         32.90%          24.59%          (0.55)%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                            0.73%            0.64%           0.61%           0.63%           0.56%
  Net investment income                                 0.55%            0.34%           0.20%           0.29%           0.57%
Portfolio turnover                                        99%              91%             95%             93%             81%
Net assets at end of period (000 Omitted)            $19,244          $11,744         $20,919         $19,488         $17,551

 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------
PERIOD ENDED SEPTEMBER 30, 2002**                                 CLASS 529A            CLASS 529B            CLASS 529C
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                                 $14.64                $13.88                $13.89
                                                                      ------                ------                ------
Income (loss) from investment operations# -
  Net investment income                                               $ 0.01                $ 0.00*               $ 0.00*
  Net realized and unrealized loss on investments and
    foreign currency                                                   (1.33)                (1.27)                (1.27)
                                                                      ------                ------                ------
      Total from investment operations                                $(1.32)               $(1.27)               $(1.27)
                                                                      ------                ------                ------
Net asset value - end of period                                       $13.32                $12.61                $12.62
                                                                      ======                ======                ======
Total return++(+)                                                      (9.02)%               (9.15)%               (9.14)%
Ratios (to average net assets)/Supplemental data:
  Expenses##+                                                           1.33%                 1.98%                 1.98%
  Net investment income+                                                0.68%                 0.03%                 0.11%
Portfolio turnover                                                        99%                   99%                   99%
Net assets at end of period (000 Omitted)                                 $5                   $79                    $8

  + Annualized.
 ++ Not annualized.
  * Per share amount was less than $0.01.
 ** For the period from the inception of Class 529 shares, July 31, 2002, through September 30, 2002.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class 529A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Research Fund (the fund) is a diversified series of MFS Series Trust V (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the- counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the Plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At September 30, 2002, the value of securities loaned was $52,591,658. These loans were collateralized by cash of $54,985,833 which was invested in the following short-term obligations:

                                                    SHARES/     AMORTIZED COST
                                           PRINCIPAL AMOUNT          AND VALUE
--------------------------------------------------------------------------------
Navigator Securities Lending Prime
Portfolio                                        54,985,833        $54,985,833

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. During the year, the fund's custodian fees were reduced by $977,053 under this arrangement. The fund has entered into a directed brokerage agreement, under which the broker will credit the fund a portion of the commissions generated, to offset certain expenses of the fund. For the period, the fund's custodian fees were reduced by $568,581 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended September 30, 2002 and September 30, 2001 was as follows:

                                     SEPTEMBER 30, 2002   SEPTEMBER 30, 2001
------------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                               $  --           $ 57,229,049
  Long-term capital gain                           --            858,335,499
                                                -------         ------------
Total distributions declared                    $  --           $915,564,548

During the year ended September 30, 2002, accumulated net investment loss decreased by $6,352,445, accumulated undistributed net realized loss on investments and foreign currency transactions increased by $1,821,486, and paid-in capital decreased by $4,530,959 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of September 30, 2002, the components of accumulated losses on a tax basis were as follows:

          Capital loss carryforward               $(727,257,187)
          Unrealized loss                          (530,331,333)
          Other temporary differences              (673,459,258)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on September 30, 2009, ($34,337,362) and September 30, 2010, ($692,919,825).

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.43% of the fund's average daily net assets.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees and converted it to an unfunded retirement benefit deferral plan for active Trustees. Under the new plan, the unfunded pension liability was converted into an equivalent value of notional shares of the fund that will fluctuate with the performance of the fund. Included in Trustees' compensation is a net decrease of $8,952 as a result of the change in the fund's pension liability under this plan and a pension expense of $107,504 for inactive trustees for the year ended September 30, 2002. Also included in Trustees' compensation are a one-time settlement expense of $12,201 and a one-time transition expense of $13,643.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion               0.0175%
              Next $2.5 billion              0.0130%
              Next $2.5 billion              0.0005%
              In excess of $7 billion        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $198,660 for the year ended September 30, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class 529A, Class B, Class 529B, Class C and Class 529C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class' average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Distribution Fee                        0.10%          0.25%          0.75%          0.75%          0.75%          0.75%
Service Fee                             0.25%          0.25%          0.25%          0.25%          0.25%          0.25%
                                        -----          -----          -----          -----          -----          -----
Total Distribution Plan                 0.35%          0.50%          1.00%          1.00%          1.00%          1.00%
                                        =====          =====          =====          =====          =====          =====

MFD retains the service fee for accounts not attributable to a securities dealer, which for the year ended September 30, 2002, amounted to:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Service Fee Retained by MFD          $172,218       $   --          $92,595       $   --          $99,601       $   --

Fees incurred under the distribution plan during the year ended September 30, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Total Distribution Plan                 0.35%          0.35%          1.00%          1.00%          1.00%          1.00%

Certain Class A, Class C and Class 529C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of
Class B and Class 529B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended September 30, 2002, were as follows:

                                      CLASS A     CLASS 529A        CLASS B     CLASS 529B        CLASS C     CLASS 529C
--------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales
  Charges Imposed                     $36,141       $   --       $3,784,534       $   --          $59,386       $   --

The fund has and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund's 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.35% from the fund based solely upon the value of the fund's 529 share classes attributable to tuition programs to which MFD or a third party which contracts with MFD provides administrative services. The current fee has been established at 0.25% annually of average net assets of the fund's 529 share classes attributable to such programs. The fee may only be increased with the approval of the board of trustees that oversees the fund. The services provided by MFD or a third party with which MFD contracts include recordkeeping and tax reporting and account services, as well as services designed to maintain the program's compliance with the Internal Revenue Code and other regulatory requirements.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $4,119,703,073 and $4,783,822,019, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $3,518,518,987
                                                                 --------------
Gross unrealized depreciation                                    $ (629,289,112)
Gross unrealized appreciation                                        98,919,689
                                                                 --------------
    Net unrealized depreciation                                  $ (530,369,423)
                                                                 ==============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                YEAR ENDED SEPTEMBER 30, 2002           YEAR ENDED SEPTEMBER 30, 2001
                                         ------------------------------------   -------------------------------------
                                                  SHARES               AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                  340,255,244      $ 5,592,060,005       245,861,095       $ 5,541,023,915
Shares issued to shareholders in
  reinvestment of distributions                     --                   --          15,551,206           369,807,279
Shares reacquired                           (360,623,812)      (5,934,591,596)     (249,941,913)       (5,599,626,793)
                                         ---------------      ---------------   ---------------       ---------------
    Net increase (decrease)                  (20,368,568)     $  (342,531,591)       11,470,388       $   311,204,401
                                         ===============      ===============   ===============       ===============

Class 529A shares
                                                YEAR ENDED SEPTEMBER 30, 2002
                                         ------------------------------------
                                                  SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                       358.62      $         5,200
                                         ---------------      ---------------
    Net increase                                  358.62      $         5,200
                                         ===============      ===============

Class B shares
                                                YEAR ENDED SEPTEMBER 30, 2002           YEAR ENDED SEPTEMBER 30, 2001
                                         ------------------------------------   -------------------------------------
                                                  SHARES               AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                    6,348,423      $   104,611,686        13,416,111       $   300,229,940
Shares issued to shareholders in
  reinvestment of distributions                     --                   --          13,931,097           317,487,772
Shares reacquired                            (32,342,433)        (514,563,740)      (23,260,921)         (479,654,502)
                                         ---------------      ---------------   ---------------       ---------------
    Net increase (decrease)                  (25,994,010)     $  (409,952,054)        4,086,287       $   138,063,210
                                         ===============      ===============   ===============       ===============

Class 529B shares
                                                YEAR ENDED SEPTEMBER 30, 2002
                                         ------------------------------------
                                                  SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                     6,294.59      $     89,037.55
                                         ---------------      ---------------
    Net increase                                6,294.59      $     89,037.55
                                         ===============      ===============

Class C shares
                                                YEAR ENDED SEPTEMBER 30, 2002           YEAR ENDED SEPTEMBER 30, 2001
                                         ------------------------------------   -------------------------------------
                                                  SHARES               AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                    3,100,147      $    50,206,619         7,535,676       $   172,208,077
Shares issued to shareholders in
  reinvestment of distributions                     --                   --           3,335,323            76,078,627
Shares reacquired                            (11,689,790)        (185,815,096)       (8,937,261)         (187,375,177)
                                         ---------------      ---------------   ---------------       ---------------
    Net increase (decrease)                   (8,589,643)     $  (135,608,477)        1,933,738       $    60,911,527
                                         ===============      ===============   ===============       ===============

Class 529C shares
                                                YEAR ENDED SEPTEMBER 30, 2002
                                         ------------------------------------
                                                  SHARES               AMOUNT
-----------------------------------------------------------------------------
Shares sold                                       670.63      $      8,998.96
                                         ---------------      ---------------
    Net increase                                  670.63      $      8,998.96
                                         ===============      ===============

Class I shares
                                                YEAR ENDED SEPTEMBER 30, 2002           YEAR ENDED SEPTEMBER 30, 2001
                                         ------------------------------------   -------------------------------------
                                                  SHARES               AMOUNT            SHARES                AMOUNT
---------------------------------------------------------------------------------------------------------------------
Shares sold                                      875,472      $    13,074,661            52,076       $     1,222,392
Shares issued to shareholders in
  reinvestment of distributions                     --                   --              93,525             2,245,531
Shares reacquired                               (147,835)          (2,475,508)         (110,788)           (2,424,283)
                                         ---------------      ---------------   ---------------       ---------------
    Net increase                                 727,637      $    10,599,153            34,813       $     1,043,640
                                         ===============      ===============   ===============       ===============

*Commencement of operations July 31, 2002.

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the year ended September 30, 2002, was $30,428. The fund had no significant borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Series Trust V and Shareholders of MFS Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Fund (one of the series comprising MFS Series Trust V) (the "Trust") as of September 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS Research Fund as of September 30, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 7, 2002

--------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

IN JANUARY 2003, SHAREHOLDERS WILL BE MAILED A FORM 1099-DIV REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 2002.
--------------------------------------------------------------------------------

MFS(R) RESEARCH FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust V, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

                                      NAME, AGE, POSITION WITH THE TRUST,
                               PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES

JEFFREY L. SHAMES* (born 06/02/55) Trustee, Chairman     ABBY M. O'NEILL (born 04/27/28) Trustee
Massachusetts Financial Services Company, Chairman       Private investor; Rockefeller Financial Services,
                                                         Inc. (investment advisers), Chairman and Chief
JOHN W. BALLEN* (born 09/12/59) Trustee and President    Executive Officer
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           LAWRENCE T. PERERA (born 06/23/35) Trustee
                                                         Hemenway & Barnes (attorneys), Partner
KEVIN J. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          WILLIAM J. POORVU (born 04/10/35) Trustee
Investment Officer, President and Director               Private investor; Harvard University Graduate
                                                         School of Business Administration, Class of 1961,
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           Adjunct Professor in Entrepreneurship Emeritus;
Brigham and Women's Hospital, Chief of Cardiac           CBL & Associates Properties, Inc. (real estate
Surgery; Harvard Medical School, Professor of            investment trust), Director
Surgery
                                                         J. DALE SHERRATT (born 09/23/38) Trustee
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       Insight Resources, Inc. (acquisition planning
Trustee                                                  specialists), President; Wellfleet Investments
Edmund Gibbons Limited (diversified holding              (investor in health care companies), Managing
company), Chief Executive Officer; Colonial              General Partner (since 1993); Cambridge
Insurance Company Ltd., Director and Chairman;           Nutraceuticals (professional nutritional
Bank of Butterfield, Chairman (until 1997)               products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the
    1940 Act) which is the principal federal law governing investment companies like the Trust. The address of
    MFS is 500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee, Chairman      RICHARD M. HISEY (born 08/29/58) Treasurer
Massachusetts Financial Services Company, Chairman       Massachusetts Financial Services Company, Senior
                                                         Vice President (since July 2002); The Bank of New
JOHN W. BALLEN (born 9/12/59) Trustee and President      York, Senior Vice President (September 2000 to
Massachusetts Financial Services Company, Chief          July 2002); Lexington Global Asset Managers, Inc.,
Executive Officer and Director                           Executive Vice President and General Manager
                                                         (prior to September 2000)
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Vice
Vice President and Associate General Counsel             President

STEPHEN E. CAVAN (born 11/06/53) Secretary and Clerk     JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary            Vice President

ROBERT R. FLAHERTY (born 09/18/63) Assistant Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to 8
500 Boylston Street                                      p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing- impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf).
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
The Chase Manhattan Bank                                 1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch-tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
AUDITORS                                                 www.mfs.com
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).

+ MFS Investment Management
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MFS(R) RESEARCH FUND                                         -------------
                                                               PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MFR-2  11/02   469M